UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2011

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number:                                           001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                   (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 10, 2011, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”) issued a press release announcing its financial and operating results for the fiscal quarter and year ended December 31, 2010 and providing information relating to its previously announced webcast being held to discuss such results.  A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 10, 2011, TreeHouse announced that Mr. David B. Vermylen has decided to transition from his current position of President and Chief Operating Officer to a consulting role with TreeHouse, effective July 1, 2011.  Mr. Vermylen will continue to serve as a director of TreeHouse following such transition. Mr. Sam K. Reed, Chief Executive Officer of TreeHouse, will assume the title and responsibilities of President, effective July 1, 2011.  A copy of the press release announcing this event is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Information regarding Mr. Reed’s employment history and other related matters has been disclosed by TreeHouse in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 9, 2010.

Item 7.01.  Regulation FD Disclosure

See “Item 2.02. Results of Operations and Financial Condition” above.

The information in this Form 8-K under Item 2.02 and Item 7.01 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Exhibit Description
99.1	Press Release dated February 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: February 10, 2011	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated February 10, 2011